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                                                                   EXHIBIT 10.52

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

         THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the "Amendment") is made as of the 21/st/ day of December, 2001, by and between KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (the "Company"), and JAMES H. GILLENWATER, JR. (the "Executive").

         WHEREAS, the Company and Executive desire to amend the terms of the Employment Agreement, between the Company and Executive (including any previous amendments, collectively, the "Employment Agreement") pursuant to the terms of this Amendment; and

         WHEREAS, the Executive and the Company agree that the terms and provisions of the Employment Agreement shall continue except as specifically amended herein.

         NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements contained herein, and intending to be legally bound hereby, the Company and Executive agree as follows:

         1. Amendment to Section 7.
            ----------------------

            Section 7 of the Employment Agreement shall be revised to insert the following paragraph as Section 7(e).

            (e)  Termination in Transition Period. If Executive voluntarily
                 --------------------------------
                 terminates his employment during the Transition Period (as defined), Executive shall be credited with an additional one year of vesting of all outstanding stock option awards and shall have 90 days in which to exercise such options. For purposes of this Section 7(e), "Transition Period" shall mean the 180 day period beginning on the six month anniversary of the first day of employment of the Company's new president/chief operating officer hired in 2002. Executive shall provide a Notice of Termination to the Company's Chief Executive Officer to initiate any rights under this Section 7(e).

         2. Reaffirmation of Other Terms and Conditions.
            -------------------------------------------

            Except as expressly modified by this Amendment, all other terms and provisions of the Employment Agreement shall remain in full force and effect, unmodified and unrevoked, and the same are hereby reaffirmed and ratified by the Executive and the Company as if fully set forth herein.

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                      KINDRED HEALTHCARE OPERATING, INC.

                                      By: /s/ Richard A. Schweinhart
                                          ----------------------------------
                                          Richard A. Schweinhart
                                          Senior Vice President
                                          and Chief Financial Officer



                                      Solely for the purpose of Section 7(e)

                                      KINDRED HEALTHCARE, INC.


                                      /s/ Richard A. Schweinhart
                                      --------------------------------------
                                          Richard A. Schweinhart
                                          Senior Vice President
                                          and Chief Financial Officer




                                      /s/ James H. Gillenwater, Jr.
                                      --------------------------------------
                                      JAMES H. GILLENWATER, JR.